Exhibit 10.6











                                                            Page 21 of 74


         BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
                   401(k) PROFIT SHARING PLAN

 As Amended and Restated Effective as of January 1, 1999 (with certain other effective dates as noted herein)





















                          January 1999




                                                            Page 22 of 74


            BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
                    401(k) PROFIT SHARING PLAN

                        TABLE OF CONTENTS
                        -----------------
                                                                    Page
                                                                    ----

              Definitions . . . . . . . . . . . . . . . . . . . . .  3

ARTICLE I     Participation . . . . . . . . . . . . . . . . . . . .  9

ARTICLE II    Participant Deferral Contributions . . . . . . . . .  10

ARTICLE III   Employer Matching Contributions . . . . . . . . . . . 13

ARTICLE IV    Profit Sharing Contributions . . . . . . . . . . . .  17

ARTICLE V     Rollover Contributions; Direct Transfers . . . . . .  17

ARTICLE VI    Contribution Limitations . . . . . . . . . . . . . .  21

ARTICLE VII   Investment of Funds . . . . . . . . . . . . . . . . . 23

ARTICLE VIII  Vesting of Interest . . . . . . . . . . . . . . . . . 30

ARTICLE IX    Payments from Accounts . . . . . . . . . . . . . . .  33

ARTICLE X     Loans . . . . . . . . . . . . . . . . . . . . . . . . 40

ARTICLE XI    Administration . . . . . . . . . . . . . . . . . . .  42

ARTICLE XII   Trustee . . . . . . . . . . . . . . . . . . . . . . . 43

ARTICLE XIII  Termination and Amendment . . . . . . . . . . . . . . 44

ARTICLE XIV   Miscellaneous . . . . . . . . . . . . . . . . . . . . 45

ARTICLE XV    Top Heavy Provisions . . . . . . . . . . . . . . . .  46

APPENDIX A



                                                            Page 23 of 74


         BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
                   401(k) PROFIT SHARING PLAN

    As Amended and Restated Effective as of January 1, 1999
      (with certain other effective dates as noted herein)

          The Burlington Coat Factory Warehouse Corporation

Employees' Profit Sharing Plan was originally established by the

Board of Directors of Burlington Coat Factory Warehouse

Corporation, effective November 1, 1983, for the exclusive

benefit of eligible employees of the Company and their

beneficiaries.  The Plan, as renamed, was previously amended and restated, (i) effective as of July 1, 1989 (with certain later effective dates), in order to comply with the provisions of the

Tax Reform Act of 1986 as well as certain other subsequent

legislative and regulatory changes, (ii) effective as of

September 1, 1995, to incorporate a cash or deferred arrangement qualifying under section 401(k) of the Code, and (iii) effective as of June 29, 1997, (A) to implement certain changes required by the Small Business Job Protection Act of 1996, (B) to change the

Plan Year to the calendar year, commencing January 1, 1998, (C)

to make certain minor changes to conform to current

administrative practice, and (D) to add, effective at such time as determined in the discretion of the Committee, the Stock Fund as an additional Investment Fund available to Participants.  The purpose of this amendment and restatement of the Plan, effective as of January 1, 1999 (with certain other effective dates as noted herein) is (i) to increase the amount which may be cashed out without a Participant's consent to $5,000, effective as of

January 1, 1998, (ii) to provide for a 90-day eligibility

requirement for eligibility to make Salary Deferrals, effective as of January 1, 1999, (iii) to provide that the amount, if any,

of the Employer matching contribution for any Plan Year is made


                                                            Page 24 of 74


at the sole discretion of the Company, effective as of January 1,

1999, (iv) to provide that forfeitures of Participants' Company

Accounts occurring on and after January 1, 1999 will be applied towards future Employer matching contributions, (v) to make

certain minor changes to conform to current administrative

practice and (vi) to implement, as of various effective dates,

certain additional changes required by the Uniformed Services

Employment and Reemployment Rights Act of 1994, the Small

Business Job Protection Act of 1996, the Taxpayer Relief Act of

1997 and the Internal Revenue Service Restructuring and Reform

Act of 1998.

          Since the statutory effective dates with respect to the

Plan of certain changes required by the Small Business Job

Protection Act of 1996 and the Taxpayer Relief Act of 1997

precede the Effective Date of this amendment and restatement of the Plan, it is the intent of the Committee that certain

provisions of the Plan be retroactively applied as of dates

preceding the Effective Date.  Accordingly, the following

sections of this amendment and restatement of the Plan are

retroactively amended as follows:

          (a) Sections 2.4, 3.2, 3.3 and 9.11 are effective as of January 1, 1997;

          (b)  the provisions of Sections 9.5 and 9.7
               concerning the cash-out of a Participant's benefit without the consent of the Participant are effective as of January 1, 1998.

     Except as otherwise expressly provided, the provisions of

the Plan, as set forth in this document and as may be amended from time to time, establish the rights and obligations with respect to Participants on and after the Effective Date.  Rights


                                 (2)

                                                            Page 25 of 74


and obligations under the Plan with respect to any Employee who terminated employment with the Employer for any reason prior to the Effective Date shall be determined in accordance with the provisions of the Plan as in effect on the date of such

termination.


Definitions:
-----------

          The following words and phrases shall have the meanings

provided below, except as otherwise required by the context.  As used in the Plan, the masculine pronoun shall be deemed to

include the feminine, and the singular number, the plural, unless a different meaning is clearly indicated by the context.

          "Accounts" means the Profit Sharing Account, Company Account, Deferral Account, Rollover Account, Transfer Account and Prior Plan Account, as applicable, maintained for a Participant or inactive Participant (as defined in Section 1.4).

          "Affiliate" means the Company and any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Company, or any trade or business (whether or not incorporated) which is under common control (within the meaning of Code section 414(c)) with the Company.

          "Allocation Date" means the date as soon as practicable after each Valuation Date on which income, gains and profits are credited to, and losses and expenses are debited from, a Participant's Prior Plan Account.

          "Board of Directors" means the Board of Directors of the Company.

          "Break in Service" means a Plan Year during which a Participant fails to complete at least 501 Hours of Service. For purposes of determining whether a Break in Service has occurred, a Participant who is absent from employment because of a Leave of Absence, pregnancy, the birth of the Participant's child, the placement of a child with the Participant for adoption, or the need to care for such child during the period immediately following such birth or placement shall be given credit for each

                                 (3)

                                                            Page 26 of 74


     Hour of Service which otherwise would normally have been credited to such Participant but for such absence. If the Committee is unable to determine the number of such hours, eight Hours of Service shall be credited per day of absence. No more than 501 Hours of Service shall be credited to a Participant under this paragraph because of such Leave of Absence, pregnancy or placement. Hours of Service shall not be credited to a Participant under this paragraph unless such Participant furnishes to the Committee such timely information as the Committee may require to establish that the absence from employment is for reasons described above and to establish the number of days for which there was such an absence. Hours of Service credited under this paragraph shall be credited only for the Plan Year in which the absence begins, if the Participant would be prevented from incurring a Break in Service in such Plan Year solely because the period of absence is treated as Hours of Service or, in any other case, in the immediately following Plan Year.

          "Code" means the Internal Revenue Code of 1986, as may be amended from time to time, and the regulations and rulings promulgated thereunder.

          "Committee" means the committee appointed by the Board of Directors pursuant to Section 11.1.

          "Company" means Burlington Coat Factory Warehouse
     Corporation, or any successor entity.

          "Company Account" means the separate account maintained for each Participant to which Employer matching contributions and related earnings are credited under
     ARTICLE III.

          "Compensation" means the total annual wages and salary (not in excess of $160,000, as may be adjusted by the Secretary of the Treasury from time to time) of an Employee from the Employer, but excluding other contributions to this Plan or contributions to other employee benefit plans of the Employer.

          "Deferral Account" means the separate account maintained for each Participant to which a Participant's deferral contributions and related earnings are credited under ARTICLE II.

          "Effective Date" means January 1, 1999, the effective

                                 (4)

                                                            Page 27 of 74

     date of this amendment and restatement of the Plan.

          "Eligible Employee" means each Employee who meets the eligibility requirements for Plan participation under
     ARTICLE I. Notwithstanding the foregoing, for purposes of Sections 2.4 and 2.5, an Eligible Employee includes an Employee whose eligibility to make contributions to the Plan has been suspended because of a hardship withdrawal pursuant to Section 9.9.

          "Employee" means an individual in the regular employment of the Employer, but excluding a non-resident alien with no U.S. - source income, and an employee covered by a collective bargaining unit whose retirement benefits were the subject of good faith bargaining between the Employer and the employee's representative representing such unit unless agreed upon between such representative and Employer. The term "Employee" shall also not include any person who performs services for an Employer under an agreement or arrangement (which may be written, oral and/or evidenced by the Employer's payroll practice) with the individual or with another organization that provides the services of the individual to the Employer, pursuant to which the person is treated as an independent contractor or is otherwise treated as an employee of an entity other than the Employer, irrespective of whether the individual is treated as an employee of the Employer under common law employment principles or pursuant to the provisions of Code section 414(m), 414(n) or 414(o).

          "Employer" means the Company or a Participating
     Affiliate.

          "ERISA" means the Employee Retirement Income Security
     Act of 1974, as it may be amended from time to time, and the regulations and rulings promulgated thereunder.

          "Highly Compensated Employee" means (a) any Employee who is a 5% owner (as defined in Code section 416(i)(1)) at any time during the current year or the immediately preceding year, or (b) during the year immediately preceding the current year, had compensation (as defined in Code section 414(q)(4)) from the Employer in excess of $80,000 (as adjusted pursuant to Code section 415(d), except that the base period for determining any such adjustment shall be the calendar quarter ending September 30, 1996).

                                 (5)

                                                            Page 28 of 74


     Company, the determination of Highly Compensated Employees pursuant to (b) above, shall be limited to those Employees who are in the "top paid group" (as defined in Code section
     414(q)(3)) for such preceding year.

          "Hour of Service" means each hour for which an Employee either is directly or indirectly paid, or entitled to payment by the Employer or an Affiliate. The number of Hours of Service, and the period to which such hours shall be credited, will be determined in accordance with Department of Labor regulations section 2530.200b-2. An hour for which an Employee is paid at an overtime or premium rate shall be included only as a single hour. An Employee with respect to whom the Employer or an Affiliate does not maintain records reflecting the number of hours for which he is paid shall be credited with 45 Hours of Service for each week or part thereof he is paid or entitled to be paid by the Employer or an Affiliate.

          "Investment Funds" means each of the investment funds as may be authorized by the Committee from time to time for the investment of Plan assets.

          "Key Employee" means an individual described in Code
     section 416(i)(1).

          "Leave of Absence" means a period of absence from employment because (i) an Employer grants an Employee a leave of absence for a specified period of time (not to exceed two years) and such leaves are granted on a nondiscriminatory basis; (ii) an Employee is on active military duty; or (iii) the Employee is temporarily laid off by an Employer. Notwithstanding anything contained in the Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

          "Participant" means an Eligible Employee participating in the Plan in accordance with ARTICLE I.

          "Participating Affiliate" means an Affiliate to which the Board of Directors has extended the Plan and which adopts the Plan as a participating employer by action of its board of directors or other governing body.

          "Plan" means the Burlington Coat Factory Warehouse

                                 (6)

                                                            Page 29 of 74


     Corporation 401(k) Profit Sharing Plan, as set forth herein
     (including any Appendices hereto), and as it may be amended from time to time.

          "Plan Year" means the calendar year.

          "Prior Plan" means the Burlington Coat Factory
     Warehouse Corporation Employees Profit Sharing Plan, as in effect prior to September 1, 1995.

          "Prior Plan Account" means the separate account for a Participant in which the Participant's account balance under the Prior Plan and related earnings are credited. The Trustee may establish one or more subaccounts within a Participant's Prior Plan Account to reflect the portion of such Prior Plan Account which is invested in one or more of the Investment Funds, in accordance with Section 7.3.

          "Profit Sharing Account" means the separate account for a Participant in which the Participant's profit sharing contributions and related earnings are credited under
     ARTICLE IV.

          "Retirement" means the later of (i) a Participant's termination of employment with the Employer on or after age 65 (other than on account of a transfer of employment to an Affiliate) or (ii) the fifth anniversary of the date on which he commenced participation in the Plan.

          "Rollover Account" means the separate account maintained for a Participant to which the Participant's rollover contributions and related earnings are credited under Section 5.1.

          "Stock" means the Company's common stock, par value
     $1.00 per share.

          "Stock Fund" means the Investment Fund which is invested in Stock.

          "Tender Offer" means any offer to acquire the Stock which is subject to either section 13(e) or 14(d) of the Securities Exchange Act of 1934, as amended, and which under the applicable rules and regulations is required to be the subject of a filing with the Securities and Exchange Commission on either Schedule 13E-4 or Schedule 14D-9.

                                 (7)

                                                            Page 30 of 74


          "Total Disability" means the incapacity of a Participant, either mental or physical, resulting in his inability to perform the usual duties of his employment with his Employer, such incapacity to be deemed to exist when so declared by the Committee in its judgment and discretion, supported by the written opinion of at least one physician approved by the Committee.

          "Transfer Account" means the separate account maintained for a Participant to which amounts transferred on behalf of a Participant and related earnings are credited under Section 5.2.

          "Trust Agreement" means the agreement between the Trustee and the Company pursuant to which the Trust Fund is established and maintained, as provided in ARTICLE XII.

          "Trustee" means the trustee under the Trust Agreement.

          "Trust Fund" means the trust under the Plan established pursuant to the Trust Agreement, as provided for in ARTICLE
     XII.

          "Valuation Date" means (i) in the case of the portion of a Participant's Prior Plan Account which is not Participant-directed pursuant to Section 7.5(b), the last business day of each calendar month and (ii) in the case of the portion of a Participant's Accounts which is Participant-directed, each business day, and, in each case, such other date as may be determined by the Committee in its sole discretion.

          "Year of Service" means a Plan Year during which a Participant completes at least 1,000 Hours of Service; provided, that (i) for purposes of determining an Employee's eligibility to participate in the profit sharing feature of the Plan, pursuant to ARTICLE I, a Year of Service shall mean any twelve (12) consecutive month period, beginning on or after the date of the Employee's employment with an Affiliate, during which he completes at least 1,000 Hours of Service; and (ii) for purposes of determining the vesting of a Participant's interest, pursuant to ARTICLE VIII, (A) an Employee who is credited with at least 1,000 Hours of Service in both his first twelve (12) consecutive months of employment and the Plan Year which begins during such twelve
     (12) month period shall be credited with two (2) Years of Service at the end of such Plan Year and (B) Years of

                                 (8)

                                                            Page 31 of 74


     Service completed by the Participant prior to his attainment of age eighteen (18) shall be disregarded.


                           ARTICLE I
                         PARTICIPATION
                         -------------

          1.1  Participation in the Plan shall be offered only to

Eligible Employees of the Employer.  Each Employee shall become an Eligible Employee (i) with respect to the salary deferral feature of the Plan immediately following the attainment of age

21 and the earlier of (A) the completion of 90 days of continuous employment (during which the Employee completes at least 250

Hours of Service) or (B) the completion of one Year of Service and (ii) with respect to the profit sharing feature of the Plan immediately following the attainment of age 21 and the completion of one Year of Service.  Once an Employee has become an Eligible

Employee, he will continue to be an Eligible Employee until he ceases to be an Employee.


          1.2  Each Eligible Employee on the Effective Date who

was a Participant in the Plan immediately prior to the Effective

Date shall continue as a Participant on the Effective Date.  Each other Eligible Employee shall become a Participant in the Plan upon satisfaction of the requirements of Section 1.1; provided,

however, that an Eligible Employee must also satisfy the

requirements of Section 1.3 to become a Participant with respect to the salary deferral feature of the Plan.


          1.3  At the time an Employee becomes an Eligible

Employee, he will be provided with a written application for participation in the salary deferral feature of the Plan, as described in ARTICLE II, and an explanation of the Plan.  Each


                                 (9)

                                                            Page 32 of 74


Eligible Employee who files a salary deferral election with the

Committee shall become a Participant with respect to the salary deferral feature of the Plan as soon as administratively feasible following the date on which his properly completed application is received by the Committee.


          1.4  A Participant who (a) ceases to be an Employee or

(b) enters the military service of the United States, shall be an inactive Participant.  Any interest of such inactive Participant in the Investment Funds shall be allowed to remain, subject to

ARTICLE IX.

                           ARTICLE II
               PARTICIPANT DEFERRAL CONTRIBUTIONS
               ----------------------------------

          2.1  Subject to Sections 2.4 and 2.5 and ARTICLE VI, a

Participant may elect to defer prospectively by payroll deduction from 1% to 15% of his Compensation in 1/2% increments.


          2.2  A Participant may change or suspend his deferral

contributions at any time, effective as of the next

administratively feasible payroll date (but in no event later than one month after such Participant requests such a change or suspension), by timely delivering the appropriate form to the

Committee.


          2.3  The Employer shall contribute to the Plan, on

behalf of each Participant who elects pursuant to Section 2.1 to defer a percentage of his Compensation, an amount in cash equal to the amount deferred by the Participant.  All such

contributions, together with any related earnings, shall be

credited to the Participant's Deferral Account.

                                 (10)

                                                            Page 33 of 74


          2.4  (a)  If the actual deferral percentage (as defined

in paragraph (c) below) of Compensation paid during the Plan

Year, or within 2-1/2  months thereafter attributable to services performed in such Plan Year, for Participants who are Highly

Compensated Employees is more than the amount permitted under the deferral limitations set forth in paragraph (b) below, the

deferral contributions of such Highly Compensated Employees shall be reduced by the amount of "excess contributions" (as determined in accordance with Code section 401(k)(8)(B)).  The reduction of the deferral contributions of Highly Compensated Employees shall be allocated among such Highly Compensated Employees in the order of the highest dollar amounts of deferral contribution until such deferral limitations are satisfied.  The Employer shall attempt to distribute to such Participants any such excess contributions,

and any related earnings, no later than 2-1/2 months following the

Plan Year in which such excess contributions are made.  In

addition, if the Employer believes that contributions would be in excess of the deferral limitations set forth in paragraph (b)

below, the Employer may in its sole discretion suspend, in whole or part, deferral contributions to the Plan made on behalf of

Participants who are Highly Compensated Employees.  In such case the amounts which would ordinarily be deferred in a payroll

period shall be paid directly to such Participants.


               (b)  The actual deferral percentage for any Plan

Year of all Eligible Employees who are Highly Compensated

Employees shall not exceed, alternatively:  (i) 125% of the prior

Plan Year's actual deferral percentage for all Eligible Employees during such prior Plan Year who were not Highly Compensated

Employees; or (ii) 200% of the prior Plan Year's actual deferral percentage for all Eligible Employees during such prior Plan Year

                                 (11)

                                                            Page 34 of 74


who were not Highly Compensated Employees; provided, that solely for purposes of clause (ii) above, the actual deferral percentage for all Eligible Employees who are Highly Compensated Employees

does not exceed the prior Plan Year's actual deferral percentage for all Eligible Employees during such prior Plan Year who were not Highly Compensated Employees by more than two percentage points, or such other amount that the Secretary of the Treasury shall prescribe.

               (c)  For purposes of this Section 2.4, the actual

deferral percentage for a specified group of Eligible Employees for the applicable Plan Year shall be the average of the ratios,

calculated separately for each Eligible Employee in such group,

of (i) the amount of contributions under all plans of the

Employer which are subject to Code section 401(k) (other than plans which may not be permissively aggregated) to the Deferral

Account and Company Account (to the extent taken into account for purposes of the actual deferral percentage test) made on behalf of each Eligible Employee for such Plan Year to (ii) the Eligible

Employee's Compensation for such Plan Year.  For purposes of determining the actual deferral percentage test, deferral

contributions and Employer matching contributions must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

               (d)  If a reduction in the amount of deferral

contributions on behalf of a Participant is required because of the application of paragraph (a) above, the reduction shall be treated as taxable earnings to the Participant for the pay period in which the reduction occurs, and the Employer shall withhold any taxes required by law on such taxable earnings.

                                 (12)

                                                            Page 35 of 74


               (e)  If a distribution of excess deferral

contributions (and related earnings) is required because of the application of paragraph (a) above, the Employer shall withhold any taxes required by law on such distribution.


          2.5  Notwithstanding anything contained herein to the

contrary, the maximum amount of contributions credited to the

Deferral Account on behalf of a Participant in any calendar year may not exceed $10,000 (as may be adjusted by the Secretary of the Treasury to reflect increases in the cost of living), and any such contributions made to the Deferral Account in excess of such amount (as adjusted), plus any related earnings on such excess amount, may be distributed to the Participant no later than April

15 following the close of the calendar year in which such excess contributions are made.


                          ARTICLE III
                EMPLOYER MATCHING CONTRIBUTIONS
                -------------------------------

          3.1  Subject to the provisions of Sections 3.2 and 3.3

and ARTICLE VI, each Employer shall contribute in cash to the

Plan for each Plan Year an amount equal to that percentage of each Participant's deferral contributions, if any, made pursuant to Section 2.1 on behalf of each Participant, as determined by the Company in its sole discretion; provided, that nothing herein shall obligate the Company to determine to make any matching contribution for any Plan Year; and provided further, that the

Company may, in its discretion, contribute Stock, valued at its fair market value, in lieu of cash for all or any part of its contribution, if any, under this Section 3.1.  Employer matching contributions, if any, shall be credited as soon as practicable after, and as of, the end of each Plan Year with respect to which

                                 (13)

                                                            Page 36 of 74


such contribution is to be made to the Company Accounts of

Participants who are in the employ of an Employer on the last day of such Plan Year. Notwithstanding the foregoing, the Company may, in its sole discretion and on a nondiscriminatory basis,

contribute matching contributions to the Plan at such other times during the Plan Year as it determines, and credit such

contributions to the Company Accounts of the Participants at such time regardless of whether such Participants are in the employ of an Employer on the last day of such Plan Year.


          3.2  (a)  If the contribution percentage (as defined in

paragraph (c) below) of Compensation for Participants who are

Highly Compensated Employees is more than the amount permitted under the special limitations set forth in paragraph (b) below,

the Employer matching contributions of such Highly Compensated

Employees shall be reduced by the amount of "excess aggregate contributions" (as determined in accordance with Code section

401(m)(6)(B)).  The reduction of the Employer matching

contributions of Highly Compensated Employees shall be allocated among such Highly Compensated Employees in the order of the

highest dollar amounts of Employer matching contributions

credited until such special limitations are satisfied.  Any

excess Employer matching contributions made to the Trust Fund

(plus any related earnings) shall, to the extent possible, be distributed to such Participants before the end of the Plan Year following the Plan Year in which such excess Employer matching contributions are made.  In addition, if the Employer or the

Committee determines that Employer matching contributions would be in excess of the special limitations set forth in paragraph

(b) below, the Employer may, in its sole discretion, suspend, in whole or in part, deferral contributions to the Plan made on

                                 (14)

                                                            Page 37 of 74


behalf of Participants who are Highly Compensated Employees and,

therefore, related Employer matching contributions with respect to such Participants (in which case the deferral contributions that would ordinarily be contributed to the Trust Fund on such

Participants' behalf in a payroll period shall be paid directly to such Participants).


               (b)  The contribution percentage for any Plan Year

of all Eligible Employees who are Highly Compensated Employees

shall not exceed, alternatively:  (i) 125% of the prior Plan

Year's contribution percentage for all Eligible Employees during such prior Plan Year who were not Highly Compensated Employees,

or (ii) 200% of the prior Plan Year's contribution percentage for all Eligible Employees during such prior Plan Year who were not

Highly Compensated Employees; provided, that solely for purposes of clause (ii) above, the contribution percentage for all

Eligible Employees who are Highly Compensated Employees does not exceed the prior Plan Year's contribution percentage for all

Eligible Employees during such prior Plan Year who were not

Highly Compensated Employees by more than two percentage points,

or such other amount that the Secretary of the Treasury shall prescribe.

               (c)  For purposes of this Section 3.2, the

contribution percentage for a specified group of Eligible

Employees for the applicable Plan Year shall be the average of the ratios, calculated separately for each Eligible Employee in such group, of (i) the amount of Employer matching contributions under all plans of the Employer which are subject to Code section

401(m) (other than plans which may not be permissively

aggregated) made on behalf of each Eligible Employee for such

                                 (15)

                                                            Page 38 of 74


Plan Year (to the extent not taken into account for purposes of the actual deferral percentage test) to (ii) the Eligible

Employee's Compensation for such Plan Year.  For purposes of determining the contribution percentage test, Employer matching contributions will be considered made for a Plan Year if made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

               (d)  If a distribution of excess Employer matching

contributions (and related earnings) is required because of the application of (a) above, the Employer shall withhold any taxes required by law on such distribution.

               (e)  In the event an active Participant is

required to reduce his deferral contributions to the Plan as a result of the application of the provisions of Section 2.4(a),

the Employer matching contribution under Section 3.1(a) made on behalf of the Participant for the remainder of the Plan Year shall be applied to the reduced amount of deferral contributions.


          3.3  If both the actual deferral percentage and the

actual contribution percentage of Highly Compensated Employees exceeds 1.25 multiplied by the actual deferral percentage and contribution percentage of the non-Highly Compensated Employees,

multiple use will occur. In the event of multiple use, if one or more Highly Compensated Employees participate in a plan(s)

subject to both the actual deferral percentage and contribution percentage tests and the sum of the two percentages of those

Highly Compensated Employees subject to either or both tests exceeds the "aggregate limit," then the average contribution percentage of those Highly Compensated Employees who also

                                 (16)

                                                            Page 39 of 74


participate in a salary deferral arrangement will be reduced

(beginning with the Highly Compensated Employee whose dollar amount of contribution is the highest) so that the limit is not exceeded.  For the purposes of this Section, "aggregate limit"

shall mean the sum of (i) 125% of the greater of the actual

deferral percentage or the average contribution percentage for non-Highly Compensated Employees for the Plan Year and (ii) the

lesser of 200% of, or two percentage points plus, the smaller of such actual deferral percentage or average contribution

percentage.


                           ARTICLE IV
                  PROFIT SHARING CONTRIBUTIONS
                  ----------------------------

          4.1  Subject to ARTICLE VI, the Company shall

contribute to the Plan for each Plan Year such amount in cash as shall be authorized by the Board of Directors in its sole

discretion.


          4.2  The amount contributed for any Plan Year shall be

allocated proportionately among the Profit Sharing Accounts of

Eligible Employees who completed a Year of Service during, and are employed on the last day of, such Plan Year.  The Profit

Sharing Account of each Eligible Employee shall be credited with a proportionate amount of the contribution for such Plan Year equal to the proportion that his Compensation for such Plan Year bears to the total Compensation of all those Eligible Employees who are employed on the last day of the Year.


                           ARTICLE V
            ROLLOVER CONTRIBUTIONS; DIRECT TRANSFERS
            ----------------------------------------

          5.1  Subject to the provisions of the Plan and to rules

                                 (17)
                                                            Page 40 of 74




of uniform application to be promulgated by the Committee, an

Eligible Employee, or Employee who is not yet an Eligible

Employee, may make a contribution to the Plan in cash which

qualifies as a "rollover amount," "rollover contribution," or

"eligible rollover distribution" under Code section 403(a)(4),

408(d)(3) or 402(f)(2)(A), respectively.  An Employee who wishes to make such a contribution shall timely file with the Committee a written notice requesting approval for such contribution,

affirming that his contribution qualifies as a rollover amount,

rollover contribution or eligible rollover distribution.

Investment of such contribution, as between or among the

Investment Funds, as applicable, shall be as directed by the

Employee in accordance with the provisions of Sections 7.3 and

7.4.  In addition to the written notice required under this

Section 5.1, the Committee may require documentation from the

Employee, or the applicable trustee, plan sponsor, custodian or other appropriate person in the form of a statement from the plan administrator of the plan from which the amount sought to be rolled over was distributed that such plan has received a

favorable determination letter from the Internal Revenue Service,

as evidence of the contribution being qualified as a rollover amount, rollover contribution or eligible rollover distribution,

and until such written notice and documentary evidence

satisfactory to the Committee have been so provided, the

Committee shall not approve such contribution to the Plan.  The

Committee shall be fully protected in relying on such written and documentary evidence presented by or on behalf of the Employee.

Contributions made by the Employee pursuant to this Section 5.1 shall be credited to the Employee's Rollover Account.

                                 (18)

                                                            Page 41 of 74


          5.2  Subject to the provisions of the Plan and to rules

of uniform application to be promulgated by the Committee, and in addition to deferral contributions or rollover contributions to the Plan in accordance with ARTICLE II and Section 5.1, an

Eligible Employee, or Employee who has not yet become an Eligible

Employee, may have transferred directly to the Plan on his behalf his accrued benefit in another retirement plan qualified under

Code section 401(a) (provided such plan is not described in Code section 401(a)(11)(B)).  An Employee who wishes to have such an amount transferred shall timely file with the Committee a written notice requesting approval for such transfer, affirming that the transfer is from a tax-qualified plan. Such transfer shall be effected directly from the transferor plan without distribution to the Employee, as soon as practicable after receipt of such notice and approval by the Committee. Investment of such

transferred amount, as between or among the Investment Funds, as applicable, shall be as directed by the Employee in accordance with the provisions of Sections 7.3 and 7.4.  In addition to the written notice required under this Section 5.2, the Committee may require such further documentation from the Employee, or the applicable trustee, plan sponsor, custodian or other appropriate person, as evidence of the transfer being from a plan qualified under Code section 401(a), and until such written notice and documentary evidence satisfactory to the Committee have been so provided, the Committee shall not approve such transfer to the

Plan.  The Committee shall be fully protected in relying on such written and documentary evidence presented by or on behalf of the

Employee.  Transfers made by the Employee pursuant to this

Section 5.2 shall be credited to the Employee's Transfer Account.


          5.3  Upon the occurrence of an event of distribution as

                                 (19)

                                                            Page 42 of 74


described in Section 9.1, and notwithstanding any other

provisions of the Plan to the contrary that would otherwise limit a distributee's election under this Section 5.3, a distributee may elect, at the time and in the manner prescribed by the

Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.  For purposes of this Section

5.3, the following definitions apply:


          "Eligible rollover distribution" is any
          distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); any hardship distribution described in Code section
          401(k)(2)(B)(i)(IV); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          "Eligible retirement plan" is an individual retirement account described in Code section
          408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section
          401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                                 (20)

                                                            Page 43 of 74


          "Distributee" includes an Employee or former
          Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          "Direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

                           ARTICLE VI
                    CONTRIBUTION LIMITATIONS
                    ------------------------

          6.1  (a)  Any provision of the Plan to the contrary

notwithstanding, no annual additions to a Participant's Accounts will be made in any Plan Year in excess of the lesser of $30,000

(as adjusted from time to time by the Secretary of the Treasury)

or 25% of the Participant's "compensation" (within the meaning of

Code section 415(c)(3)).

               (b)  Any provision of the Plan to the contrary

notwithstanding, in the case of a Participant who is a

participant in a defined benefit plan of the Company, his maximum annual additions shall not exceed the amount which will result in a defined contribution plan fraction which when added to the defined benefit plan fraction of such Participant will exceed 1.0 for any Plan Year.  Except as may otherwise be required by law,

this Section 6.1(b) shall no longer apply after December 31,

1999.

               (c)  For purposes of applying this Section 6.1,

all defined benefit plans of the Company and any Affiliates (as

                                 (21)

                                                            Page 44 of 74


determined in accordance with Code section 415(h)), and all

defined contribution plans of the Company and any Affiliates (as determined in accordance with Code section 415(h)), including the

Plan, shall be combined or aggregated and the maximum benefit or annual additions limitation shall be determined on the basis of a

Participant's annual additions and benefits under all such plans.

               (d)  For purposes of this Section 6.1, (i) annual

additions means, for each Plan Year, (A) a Participant's deferral contributions; plus (B) such Participant's share of Employer matching contributions; plus (C) such Participant's share of

Company profit sharing contributions (if any); plus (D) any

forfeitures allocated to such Participant's Accounts; (ii) a defined contribution plan means a plan which provides for an individual account for each participant and for benefits based solely upon the amount contributed to the participant's account,

and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to such participants' accounts; (iii) a defined benefit plan means a plan which is not a defined contribution plan; provided however, in the case of a defined benefit plan which provides a benefit

derived from employer contributions which is based partly on the balance of the separate account of a participant, such plan shall be treated as a defined contribution plan to the extent benefits are based on the separate account of a participant and as a

defined benefit plan with respect to the remaining portion of the benefits under the plan; (iv) the defined benefit plan fraction for a participant shall be a fraction the numerator of which is the lesser of (A) the product of 1.25 multiplied by the dollar limitation in effect for the plan, or (B) the product of 1.4 multiplied by an amount equal to 100% of the participant's

                                 (22)

                                                            Page 45 of 74


average compensation for his high three years projected annual benefit under the plan, if such plan provided the maximum benefit allowed by law; and (v) the defined contribution plan fraction for a Participant shall be a fraction the numerator of which is the sum of the annual additions to the Participant's accounts under a defined contribution plan of the Company and Affiliates

(as determined in accordance with Code section 415(h)) and the denominator of which is the sum of the lesser of the following amounts for such Plan Year and for each prior Plan Year:  (A) the product of 1.25 multiplied by the dollar limitation in effect for such Plan Year, or (B) the product of 1.4 multiplied by the 25%

of Participant's compensation (within the meaning of Code section

415(c)(3)).

               (e)  If necessary to limit the total annual

additions for a Participant for a Plan Year, the Participant's

deferral contributions shall be repaid to him out of his Deferral

Account to the extent necessary to reduce the annual additions for each Plan Year so that they do not exceed the maximum

limitations pursuant to Section 6.1(a).


                          ARTICLE VII
                      INVESTMENT OF FUNDS
                      -------------------

           7.1 The Employer, on a monthly basis or more

frequently, will pay over to the Trustee, or its agent,

contributions made to the Plan to be held in trust and invested as provided herein and in the Trust Agreement.


           7.2 The Trust Fund will be invested in the Investment

Funds.

                                 (23)

                                                            Page 46 of 74


           7.3 (a)  Each Participant's Profit Sharing Account,

Company Account, Deferral Account, Rollover Account, Transfer

Account and the Participant-directed portion of his Prior Plan

Account, (collectively, the "Self-Directed Account") will be invested in one or more of the Investment Funds.  Each

Participant will designate the portion (expressed as a percentage in multiples of 10%) of his Self-Directed Account to be invested in each Investment Fund.  Such designation, once made, may be changed at any time.  The Participant may also transfer the

amount equivalent to his interest, or any partial interest

(expressed as a percentage in multiples of 10%), in an Investment

Fund from such Investment Fund to another Investment Fund at any time.  Changes will be made by a Participant's direction in

writing to the Committee, or pursuant to a voice response system approved by the Committee, and will be made effective as soon as possible after receipt of such direction.  In the event that (i)

a Participant fails to make a designation, or (ii) the Committee does not receive a Participant's written notice or (iii) no

record exists within the voice response system utilized by the

Plan of a Participant's designation of Investment Funds, the

Trustee shall invest any amount it receives with respect to such

Participant in the "Stable Value Fund" and the Committee shall take reasonable steps to elicit an Investment Fund designation from the Participant.

                (b)  Notwithstanding Section 7.3(a), (i)  no more

than 35% of a Participant's Self-Directed Account may be invested in the Stock Fund and (ii)  (A) any transfer of a Participant's interest in any Investment Fund from such Investment Fund into the Stock Fund and (B) any Participant-directed investment of any contribution made under the Plan into the Stock Fund shall only

                                 (24)

                                                            Page 47 of 74


be effected to the extent that such transfer or investment does not result in the value of such Participant's Self-Directed

Account which is invested in the Stock Fund exceeding 35% of the value of such Participant's Self-Directed Account.  For purposes of determining the limitation under Section 7.3(b)(ii), the value of a Participant's Self-Directed Account as of the Valuation Date

immediately preceding the Valuation Date on which the transfer or investment is to take place shall be used.

               (c)  Any transfer or investment requested by a

Participant pursuant to Section 7.3(a) that does not satisfy the requirements of Section 7.3(b) shall be null and void to the extent that the implementation of such transfer or investment would cause the value of such Participant's Self-Directed Account invested in the Stock Fund to exceed the 35% limitation described under Section

7.3(b).

               (d)  Purchases of Stock made pursuant to a

Participant's designation will be made on the open market or with

Stock held in Company's treasury ("Treasury Stock"), and the

Participant's Account will be credited with the number of whole and fractional shares of Stock so purchased (net of any brokerage commissions and fees).  Sales of Stock from the Stock Fund will be made on the open market.  Purchases and sales of Stock on the open market will be reflected at the Trustee's cost, net of any brokerage commissions and fees, of such purchases and sales.

Purchases made with Treasury Stock will be reflected at the

closing sales price for Stock on the day preceding the day on which (i) a Participant directs the Trustee to transfer amounts from an Investment Fund to the Stock Fund on his behalf or (ii)

Participant deferral contributions under Article II, Employer matching contributions under Article III or amounts contributed

                                 (25)

                                                            Page 48 of 74


under Article IV are contributed to the Plan and invested in the

Stock Fund in accordance with a Participant's investment

designation made pursuant to Section 7.3(a) (or if no Stock is traded on either such day, on the next day on which open market trades in Stock occur).


           7.4 Each Participant shall have an interest in each

Investment Fund in which he has elected to have invested all or any part of his deferral contributions under Section 2.1, his

Employer matching contributions under Section 3.1, his profit sharing contribution under Section 4.1, his rollover

contributions under Section 5.1, his transfer amounts under

Section 5.2, and the Participant-directed portion of his Prior

Plan Account pursuant to Section 7.5(b).  Each such Participant's interest at any time in the Investment Funds shall be equal to the sum of such contributions and transfer amounts, adjusted from time to time to reflect his proportionate share of the income and losses realized by such Investment Funds and of the net

appreciation or depreciation in the value of such Investment

Funds.  The Committee shall maintain accounts to reflect the interest of each Participant in each Investment Fund including,

with respect to the Stock Fund, a record of the number of shares of Stock allocated to the Participant's Accounts and the cost basis of each such share of Stock.  As of each Valuation Date,

the Committee shall ascertain from the Trustee the value of each

Investment Fund and shall on such basis determine the value of the interests of Participants.  Any cash dividends and cash

proceeds from any other distributions received with respect to a

Participant's interest in the Stock Fund will be reinvested in additional shares of Stock.  The determinations of the Trustee and the Committee shall be conclusive.  Each Participant will be

                                 (26)

                                                            Page 49 of 74


furnished a statement of his Accounts at least quarterly.


           7.5 (a)  Each Participant's Prior Plan Account, if

any, will be invested by the Trustee in its sole discretion and in accordance with the terms of the Trust Agreement.  Each such

Participant's Prior Plan Account shall be credited on each

Allocation Date with a proportionate share of all income, gains or profits earned from the investment of the portion of the Trust

Fund containing the Participant's Prior Plan Account.  Each such

Participant's Prior Plan Account shall be debited on each

Allocation Date with a proportionate share of any losses

sustained by the Trustee from the investment of the Trust Fund containing the Participant's Prior Plan Account on other

transactions, and of any expense incurred by the Trustee in the administration of the Prior Plan Account under the Trust Fund.

               (b)  The Trustee may, in its discretion and on a

uniform and nondiscriminatory basis, designate that the

investment of any portion of the assets in a Participant's Prior

Plan Account shall be governed by the Participant's designation of Investment Funds pursuant to Section 7.3.


          7.6  (a)  Before each annual and special meeting of the

shareholders of the Company, and at such other times when

shareholder action is required, the Trustee shall send to each

Participant and beneficiary having an investment in the Stock

Fund the proxy or consent solicitation materials that are sent to the Company's shareholders of record.  Each such Participant shall have the right to instruct the Trustee confidentially

as to the method of voting the shares of Stock allocated to his Account as of the record date for determining the shares of Stock that

                                 (27)


                                                            Page 50 of 74


are entitled to vote at the meeting of shareholders or that are entitled to give or withhold consent to corporate action.  Full and fractional shares of Stock held in the Stock Fund and

allocated to a Participant's Account shall be voted by the

Trustee in accordance with the instructions received from such

Participant.  The Trustee shall not vote shares of Stock for which voting instructions are not received from Participants.

Management and others may solicit such Participants' voting

rights under the same proxy rules applicable to all shareholders.

The Company shall ensure that the requisite voting forms,

together with all information distributed to shareholders of the

Company in general regarding the exercise of voting rights, are furnished to the Trustee and by the Trustee to Participants

within a reasonable time before such voting rights are to be exercised with respect to Stock held in the Trust Fund.

               (b)  In the event that a Tender Offer is made

generally to shareholders of the Company to purchase Stock, the following procedures shall apply and the following actions shall be taken with respect to the Stock held in the Trust Fund:

                    (i)  The Trustee or its authorized delegate

               shall, in a timely manner, give to each

               Participant having, at that time, an investment in

               the Stock Fund notice of the terms and conditions

               of such Tender Offer.


                    (ii) Each Participant shall instruct the

               Trustee, in accordance with procedures established

               by the Committee or Trustee and designed to

               protect the confidentiality of the Participants'

               exercise of the Tender Offer rights under this

               Section 7.6(b) in accordance with Department of

               Labor regulation section 2550.404(c)-1, to accept

               or decline such Tender Offer with respect to all

               or any portion of the shares of Stock allocated to


                                 (28)

                                                            Page 51 of 74


               the Participant's Account.

                    (iii)  The response of the Trustee to a
               Tender Offer, as to whether the Tender Offer is accepted or rejected, shall be made in accordance with instructions of the Participants given to the Trustee on forms provided for that purpose by the Trustee. The Trustee shall reject the Tender Offer with respect to shares for which the Trustee does not receive instructions from a Participant.

                    (iv) In the event the Trustee is instructed
               to tender shares of Stock pursuant to the terms of a Tender Offer but less than all of the shares of Stock for which the Trustee receives instructions pursuant to Section 7.6(b)(ii) are accepted for tender pursuant to such Tender Offer, the Trustee shall tender the percentage of shares of Stock from each Participant's Account for which the Trustee received instructions to tender pursuant to Section 7.6(b)(ii) (rounded to the nearest whole share) which bears the same ratio as the total shares accepted for tender bears to the total number of shares for which the Trustee originally received instructions to tender pursuant to Section 7.6(b)(ii). The proceeds of any sale pursuant to this Section 7.6(b)(iv) shall be allocated to the Accounts from which the shares were sold. If any Tender Offer is accepted (in whole or in part) pursuant to this Section 7.6(b), the Trustee shall have the power to transfer Stock in order to effect such acceptance with no further direction from the Participant or the Committee.

               (c)  Each Participant shall have right to instruct

the Trustee confidentially as to whether and how stock options,

warrants or other similar rights relating to Stock allocated to the

Participant's Account should be exercised.  The Committee or the

Trustee shall establish procedures to notify timely each such

Participant regarding such rights and the terms and conditions for exercising such rights.  If the Trustee fails to receive timely instructions from the Participant, such rights shall not be

exercised.

                                 (29)

                                                            Page 52 of 74


               (d)  For purposes of this Section 7.6, references to

Participants include their beneficiaries and, pursuant to Section

9.7, alternate payees for whom a separate Account has been

established pursuant to the terms of a qualified domestic relations order.  References to the Trustee shall include any independent fiduciary appointed by the Committee pursuant to Department of

Labor regulations section 2550.404c-1 to safeguard the

confidentiality of Participants' exercise of rights under this

Section 7.6 where the Committee has determined that such an

appointment is warranted.


          7.7  All transactions involving Stock, including

distributions, purchases and sales, shall be made only in

compliance with applicable federal and state laws, regulations and rules.  All such transactions shall also be subject to all

restrictions and limitations imposed by the Company's articles of incorporation and bylaws as amended from time to time, and by limitations and restrictions applied by the applicable stock exchange in which shares of Stock are publicly traded.


                          ARTICLE VIII
                      VESTING OF INTEREST
                      -------------------

          8.1  A Participant's interest in his Deferral Account,

Rollover Account and Transfer Account, adjusted for his share of income or losses and appreciation or depreciation therein, shall be fully vested at all times.


          8.2  (a)  A Participant's interest in his Profit

Sharing Account, Company Account and Prior Plan Account, adjusted

                                 (30)

                                                            Page 53 of 74


for the share of income or losses and appreciation or

following schedule based on the Participant's Years of Service:


          Years of Service                   Vested Percentage
          ----------------                   -----------------

          less than 3                                       0%
          3 but less than 4                                20%
          4 but less than 5                                40%
          5 but less than 6                                60%
          6 but less than 7                                80%
          7 or more                                       100%

               (b)  Notwithstanding the foregoing, a

Participant's interest in his Profit Sharing Account, Company

Account and Prior Plan Account shall become fully and immediately vested upon the first to occur of the following:

                    (1)  the Participant's Retirement,
                    (2)  the Participant's Total Disability, or
                    (3)  the Participant's death; and,

a Participant who was a participant in the Prior Plan shall be no less vested in his Prior Plan Account than he was under the Prior

Plan.

Notwithstanding anything contained herein to the contrary, a

Participant shall become fully and immediately vested upon the later of (i) his attainment of age 65 or (ii) the fifth

anniversary of the date on which he commenced participation in the Plan.

               (c)  For purposes of this Section 8.2, a

Participant's Years of Service shall include his entire Years of

Service; provided however:

                    (i) in the case of a Participant who was not vested in any portion of his Profit Sharing Account, Company Account and Prior Plan Account, his Years of

                                 (31)

                                                            Page 54 of 74


          Service shall not include his Years of Service completed before a Break in Service if the number of consecutive one-year Breaks in Service equals or exceeds the greater of five or the aggregate number of Years of Service, whether or not consecutive, completed before such Break in Service (such aggregate number of Years of Service shall not include any Years of Service not taken into account by reason of any prior Break in Service);

                    (ii) in the case of a Participant who has a Break in Service of less than 12 months, his Years of Service shall include both the Years of Service before and after such Break in Service; and

                    (iii)     in the case of a Participant who
          was a participant in the Prior Plan, his Years of Service shall include the period of his service for which he was credited for vesting purposes under the Prior Plan prior to September 1, 1995.


          8.3  (a)  In the event a Participant's employment

terminates before his interests in his Profit Sharing Account and

Prior Plan Account become fully vested, the portion of such

Accounts which is not vested shall be forfeited and, subject to

Section 8.5, allocated in the manner described in Section 4.2 to the Profit Sharing Accounts of the remaining active Participants for the Plan Year in which such forfeiture occurs.

               (b)  In the event a Participant's employment

terminates before his interest in his Company Account becomes fully vested, the portion of such Account which is not vested shall be forfeited and, subject to Section 8.5, applied towards future Employer matching contributions under Section 3.1 in such manner as shall be determined by the Committee; provided,

however, that any such forfeiture occurring prior to January 1,

1999 shall be allocated in the manner provided in subsection (a)

of this Section 8.3.


          8.4  Notwithstanding the provisions of Section 8.2, in

the event the Plan shall be terminated or partially terminated,

or upon a complete discontinuance of contributions, the interest

                                 (32)

                                                            Page 55 of 74


of an affected Participant in his Profit Sharing Account, Company

Account and Prior Plan Account shall become fully vested.


          8.5  In the case of a former Participant who has

received a distribution of his entire vested benefit under the

Plan and forfeited his nonvested interest in his Accounts by reason of termination of employment for any reason, and who

subsequently becomes a Participant prior to the occurrence of five consecutive one-year Breaks in Service, he shall be entitled to repay to the Plan the full amount of such distribution.  Upon such repayment, any interest in such Participant's Accounts which was forfeited at the time of his termination of employment shall be restored and his right to receive such interest upon a

subsequent termination of employment shall be determined in

accordance with Section 8.2 based upon his total Years of Service at that time, if applicable.  Such restoration shall be made from amounts forfeited under Section 8.3 in the year in which an

Employee's right to such restoration arises.  To the extent that current forfeitures are insufficient to make such restoration,

the Company shall make a special contribution to the Plan to restore the forfeited amount.


                           ARTICLE IX
                     PAYMENTS FROM ACCOUNTS
                     ----------------------

          9.1  The entire vested interest of a Participant in his

Accounts shall become payable upon any of the following events:

               (a)  the Participant's
                    Retirement;

               (b)  the Participant's Total
                    Disability;

                                  (33)

                                                             Page 56 of 74


               (c)  the Participant's death;

               (d)  the Participant's other
                    termination of employment
                    with the Employer (other
                    than on account of a
                    transfer of employment to
                    an Affiliate);

               (e)  upon the Participant's
                    request in accordance
                    with Section 9.8, on or
                    after the Participant's
                    attainment of age 59-1/2; or

               (f)  as a hardship withdrawal
                    under Section 9.9.


          9.2  A Participant may, prior to termination of his

employment with the Employer, designate a beneficiary to whom distribution of his interest in the Trust Fund shall be paid in the event of his death prior to the full receipt of such

interest; provided however, that in the event the Participant is married on the date of his death, such beneficiary shall be

deemed to be the Participant's surviving spouse.  The Participant may elect to change or revoke his designated beneficiary at any time; provided however, that in the event prior to such change or revocation such beneficiary is the Participant's surviving

spouse, such election shall not be effective unless such

surviving spouse provides written consent which acknowledges the effect of such election and is witnessed by a Plan representative or a notary public.  The affirmative designation of any

beneficiary and any elected change or revocation thereof by a

Participant shall be made on forms provided by the Committee and shall not in any event be effective unless and until filed with the Committee.  If no designated or deemed beneficiary survives the Participant or inactive Participant, or if an unmarried

                                 (34)

                                                            Page 57 of 74


Participant or inactive Participant fails to designate a

beneficiary under the Plan, the amount payable upon the death of the Participant or inactive Participant shall be paid to his estate.


          9.3  Upon termination of employment for any reason, any

part of a Participant's interest in his Accounts that has not vested shall be forfeited and applied in accordance with Section

8.3, and his active participation under the Plan will terminate subject to the provisions of Section 9.4.  If the amount of the vested portion of a Participant's Profit Sharing Account, Company

Account and Prior Plan Account at the time of the Participant's termination of employment is zero, the Participant shall be

deemed to have received a distribution of such zero vested

interest in such Accounts.


          9.4  Notwithstanding the foregoing provisions of this

ARTICLE IX, and subject to Section 9.10, payments will be made from a Participant's Accounts only upon the approval and

direction of the Committee, at the time and in the manner

determined by the Committee in accordance with the provisions of the Plan.  When the vested interest of a Participant becomes payable in accordance with the provisions of Section 9.1, the

Committee shall direct the Trustee to pay from the Trust Fund an amount equal to the value of such vested interest as determined under Sections 7.4 and 7.5 (i) in the case of the portion of a

Participant's Prior Plan Account which is not Participant-

directed, as of the next Valuation Date following the event

giving rise to the right to payment and (ii) in the case of the portion of a Participant's Accounts which is Participant-

directed, the Valuation Date immediately preceding the date of payment.  Unless the Participant (or, if applicable, his

                                 (35)

                                                            Page 58 of 74


beneficiary) does not consent to such payment, pursuant to

Section 9.5, any such amount shall be paid to the Participant (or his beneficiary) no later than the earlier of (i) 60 days after the close of the Plan Year in which such Participant's employment terminates or (ii) the date the payment first becomes

administratively feasible.


          9.5  The amounts payable from the Trust Fund shall be

paid as a single sum; provided however, that such single sum payment shall not be made without the consent of the Participant

(or, if applicable, his beneficiary) if such amount exceeds

$5,000; and further provided, that at the election of the

Participant (or, if applicable, his beneficiary) and subject to any restrictions contained in Section 7.7, the portion of such single sum payment that is attributable to the Participant's investment in the Stock Fund may be paid in whole shares of Stock equal in value to all or part of the Participant's interest in the Stock Fund and any remaining interest in the Stock Fund shall be paid in cash.  Notwithstanding anything contained herein to the contrary, regardless of the form of payment, all

distributions shall comply with Code section 401(a)(9), including the minimum distribution incidental death benefit requirement of

Code section 401(a)(9)(G).


          9.6  If any person who is entitled to receive a payment

from the Plan shall die prior to such payment, the amount

remaining to be paid shall be paid in a single sum to the

beneficiary previously designated by the Participant whose

interest is involved, or, if no such beneficiary survives, to the estate of the Participant.

                                 (36)

                                                            Page 59 of 74


          9.7  Except as required (i) by a "qualified domestic

relations order" (within the meaning of Code section 414(p)) or

(ii) in connection with a judgment or settlement entered into on or after August 5, 1997, involving the Plan pursuant to the

requirements of Code section 401(a)(13)(C) or as otherwise

required by law, no person shall have the right to assign,

alienate, transfer, hypothecate or otherwise subject to lien his interest in or his benefit under the Plan, nor shall benefits under the Plan be subject to the claims of any creditor.  Any other provision of the Plan to the contrary notwithstanding, if the amount payable to an alternate payee under a qualified

domestic relations order is less than or equal to $5,000, such amount shall be paid as soon as practicable following the

qualification of the order.  If such amount exceeds $5,000, it may be paid as soon as practicable following the qualification of the order if the alternate payee consents thereto and if such order provides for such payment; otherwise, it may not be payable prior to the Participant's "earliest retirement age" (within the meaning of Code section 414(p)(4)(B)).


          9.8  Subject to Section 10.4, upon written application

to the Committee, in such form and manner as the Committee may prescribe, a Participant who is also an Employee may, on or after attainment of age 59-1/2, make a withdrawal once in each Plan Year from any or all of his Accounts.  The minimum withdrawal a

Participant may make under this Section 9.8 shall be the lesser of $500 or the balance in his Accounts, as applicable.


          9.9  (a)  Upon written application of a Participant,

the Committee shall determine whether the Participant is entitled to make a hardship withdrawal from his Deferral Account

                                 (37)

                                                            Page 60 of 74


(excluding earnings on such Account), from the vested portion of his Company Account, or from his Profit Sharing Account, Prior

Plan Account, Rollover Account or Transfer Account, as

applicable, subject to the provisions of this Section 9.9.  A hardship entitling a Participant to make a withdrawal will exist if the Committee determines, pursuant to subsection (b) of this

Section 9.9, that the Participant has an immediate and heavy financial need.  A distribution based upon financial hardship cannot exceed the amount required to meet the immediate and heavy financial need created by the hardship and not reasonably

available from reserves or other resources of the Participant.

The amount of immediate and heavy financial need may include any amount necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the

distribution.  The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee,

pursuant to subsection (b) of this Section 9.9, in accordance with uniform and nondiscriminatory standards.  Such withdrawal shall be made in cash upon 30 days' prior written application to the Committee.  In no event may the amount of such hardship

withdrawal exceed the amount necessary to constitute security for repayment of any outstanding loan made pursuant to ARTICLE X.


          (b)  For purposes of this Section 9.9:

               (i) A distribution will be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of (A) medical expenses described in Code section 213(d) incurred by the Participant, his spouse, or any dependents (as defined in Code section 152) or necessary for these persons to obtain medical care described in Code section 213(d); (B) the purchase (excluding mortgage

                                 (38)

                                                            Page 61 of 74


          payments) of a principal residence for the Participant;
          (C) the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, or any dependents; (D) the need to prevent the eviction of the Participant from, or the foreclosure on the mortgage of, the Participant's principal residence; or (E) other events or conditions as prescribed or permitted by the Internal Revenue Service through publication of documents of general applicability;

               (ii) A distribution will be necessary to satisfy an immediate and heavy financial need of a Participant if (A) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant and (B) the Participant has obtained all distributions, other than hardship withdrawals, and all nontaxable loans available under the Plan and any other plan maintained by the Company in which the Participant participates; and

               (iii) A Participant who receives a hardship withdrawal in accordance with this Section (A) shall have contributions to his Deferral Account (as well as other employee elective contributions under any other plan of the Employer) suspended for 12 months after receipt of the hardship withdrawal and (B) the maximum amount of contributions to his Deferral Account made on behalf of such Participant under this Plan or any other plan of the Employer in the tax year following the tax year in which he receives a hardship withdrawal shall be the applicable amount described in Section 2.5 for such tax year reduced by the amount of contributions to his Deferral Account made on behalf of such Participant in the tax year in which he receives the hardship withdrawal.


          9.10 All distributions made under this ARTICLE IX shall

be paid to the Participant, beneficiary or alternate payee, with respect to a qualified domestic relations order, in cash;

provided however, that a Participant, beneficiary or alternate payee who receives a distribution and who has all or a portion of his Accounts invested in the Stock Fund may request that all or a designated portion of such distribution be made in the form of



                                 (39)

                                                             Page 62 of 74


whole shares of Stock with the remainder, including any

fractional share value, to be paid in cash.


          9.11 Any other provision of the Plan to the contrary

notwithstanding, payment of a benefit under the Plan to a

Participant (i) who is a 5-percent owner (as such term is defined in Code section 416(i)(1)(B)(i)) and any Participant (other than such a 5-percent owner) who attains age 70-1/2 prior to January 1,

1999 shall be made, or shall commence, no later than April 1 of the calendar year following the calendar year in which such

Participant attains age 70-1/2 and (ii) who is not a 5-percent owner and who attains age 70-1/2 after December 31, 1998, shall be made,

or shall commence no later than April 1 of the calendar year following the later of (A) the calendar year in which the

Participant attains age 70-1/2, or (B) the calendar year in which the Participant terminates employment with an Employer.

Notwithstanding the foregoing, in the case of a Participant who attains age 70-1/2 during 1998 and who has not terminated employment with an Employer, such Participant may elect to defer receiving distributions until April 1 of the calendar year following the calendar year in which the Participant terminates employment with an Employer.


                           ARTICLE X
                             LOANS
                             -----

          10.1 Upon application to the Committee in writing, or

pursuant to a voice response system approved by the Committee, a

Participant shall be permitted to borrow from his Accounts in accordance with criteria established by the Committee on a

uniform and nondiscriminatory basis.  A Participant shall be permitted to have no more than two loans outstanding at one time.

Any such loan shall be evidenced by a note.

                                 (40)

                                                            Page 63 of 74


          10.2 The minimum amount that a Participant shall be

permitted to borrow is $500. The maximum aggregate amount of all outstanding loans to a Participant under this Plan and any other plan of the Employer is the lesser of (i) $50,000 (reduced by the highest outstanding balance of any prior Plan loan during the one-year period ending on the day before the date the Plan loan is made), or (ii) 50% of such Participant's accrued vested

balances in his Accounts (less the value of the Participant's

Account invested in the Stock Fund).


          10.3 Each loan shall be repaid by the Participant

through equal payroll deductions, on a level amortization basis,

commencing with the date of the loan, over a period of not more than 60 months.  Notwithstanding the preceding sentence, the

Committee may permit repayment of a loan over a period in excess of five, but not in excess of twenty, years when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as a primary residence of the Participant.  Interest on loans shall be charged at a reasonable rate, as determined by the

Committee on a uniform and nondiscriminatory basis.  Such rate will remain fixed for the term of the loan.  A Participant may prepay the entire balance of his loan at any time without

penalty.


          10.4 No distributions pursuant to ARTICLE IX (other

than Section 9.9) shall be made until the outstanding balance of any loan plus interest thereon is repaid in full.


          10.5 If a loan is in default, the Committee shall

liquidate all or any portion of the Participant's collateral account balance as necessary to discharge the Participant's

obligation under the loan agreement before any amounts are paid to or on behalf of such Participant.  In no event shall such

                                 (41)

                                                            Page 64 of 74


liquidation occur prior to the time the Participant is entitled to a distribution under ARTICLE IX.  The following events will be considered a default:

          (a)  death or Total Disability of the Participant;

          (b)  termination of the Plan;

          (c) retirement or separation from service by the Participant and

          (d) failure to make any required payment of loan principal and interest.


          10.6 All loans granted under this ARTICLE X shall be

granted in a uniform and nondiscriminatory manner in accordance with written loan procedures established by the Committee.  To the extent required by law and under such rules as the Committee shall adopt, loans shall be made available on a reasonably

equivalent basis to any beneficiary or former Employee (i) who maintains a balance in one of more Accounts under the Plan, and

(ii) who is a party-in-interest with respect to the Plan (within the meaning of ERISA section 3(14)).


          10.7 The Company may amend the terms of, or

discontinue, the loan program as it deems appropriate.  The

Company or the Committee may also restrict or suspend the making of loans if it determines that the loan program is having adverse effects on Plan investment earnings or on Participants in

general.

                           ARTICLE XI
                         ADMINISTRATION
                         --------------

          11.1 The Plan shall be administered by a Committee of

not less than three persons appointed by the Board of Directors.

                                 (42)

                                                            Page 65 of 74


The Company shall be the Plan Administrator and "named fiduciary"

(within the meaning of ERISA section 402(a)) and the Committee shall assume the responsibilities and duties set forth in this

ARTICLE XI.


          11.2 The Committee shall establish rules for the

administration of the Plan.  It shall interpret the Plan in its sole discretion and its determinations shall be conclusive and binding upon all Participants and their beneficiaries.


          11.3 All expenses attributable to the administration of

the Plan and the expenses of the Trustee shall be paid out of the

Trust Fund except to the extent paid by the Employer.


          11.4 The Committee shall have the power to assign any

of its responsibilities to subcommittees or members of the

Committee and may designate one or more subcommittees or other persons to carry out any of its responsibilities.


          11.5 The Committee may employ such agents and such

clerical and other services as it may deem advisable in carrying out the provisions of the Plan, and may consult with counsel, who may be counsel for the Company.



                          ARTICLE XII
                            TRUSTEE
                            -------

          12.1 All assets of the Plan shall be held pursuant to a

Trust Agreement between a Trustee designated by the Board of

Directors and the Company.  The Trust Agreement shall provide,

among other things, for a Trust Fund, to be administered by the

Trustee, with respect to which all contributions shall be paid,

                                 (43)

                                                            Page 66 of 74


and the Trustee shall have such rights, powers and duties as the

Board of Directors shall from time to time determine.  All assets of the Trust Fund shall be held, invested and reinvested in

accordance with the provisions of the Plan and the Trust

Agreement.


          12.2 All Employer contributions to the Plan are

expressly conditioned upon being deductible under Code section

404(a).  At no time prior to the satisfaction of all liabilities with respect to Participants and their beneficiaries shall any part of the assets of the Plan be used for or diverted to

purposes other than for the exclusive benefit of such persons;

provided however, Employer contributions may be returned to the

Employer (a) within one year after the payment of a contribution,

if made by the Employer by reason of a mistake of fact, or (b)

within one year of the disallowance of a deduction, to the extent a deduction is disallowed for such contribution under Code

section 404(a).


                          ARTICLE XIII
                   TERMINATION AND AMENDMENT
                   -------------------------

          13.1 The Company expects to continue the Plan

indefinitely, but the continuance of the Plan and the payment of contributions are not assumed as contractual obligations.


          13.2 The Plan may be terminated at any time by adoption

of resolutions by the Board of Directors.  If the Plan shall be terminated, the Trustee shall continue to hold, invest and

administer the Trust Fund in accordance with the provisions of the Trust Agreement and shall make distributions therefrom in accordance with the provisions of the Plan, as then in effect,

pursuant to instructions filed with the Trustee by the Committee

                                 (44)

                                                            Page 67 of 74


upon such termination or from time to time thereafter.  Upon a complete discontinuance of contributions, or upon termination or partial termination of the Plan, each affected Participant or beneficiary shall have a nonforfeitable interest in his Accounts in the Plan.


          13.3 The Plan may be amended at any time and from time

to time, including retroactively, by adoption of resolutions by the Board of Directors; provided however, that no amendment shall reduce the vested percentage of a Participant's accrued benefit derived from Employer contributions below the vested percentage thereof on the date such amendment is adopted or becomes

effective, whichever is later; and provided further, that no amendment shall decrease the accrued benefit of a Participant.


                          ARTICLE XIV
                         MISCELLANEOUS
                         -------------

          14.1 Participation or non-participation in the Plan

shall have no effect upon the employment status of any Employee.


          14.2 All benefits payable under the Plan shall be paid

solely from the Plan, and the Employer assumes no liability or responsibility with respect to such payments.


          14.3 In the event of any merger or consolidation of the

Plan with, or transfer of any assets or liabilities of the Plan to, any other plan, each Participant shall be entitled to receive a benefit immediately after such merger, consolidation, or

transfer (computed as if such other plan had then terminated)

which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger,

                                 (45)

                                                            Page 68 of 74


consolidation, or transfer (computed as if the Plan had then terminated).


          14.4 The Plan shall be construed and enforced in

accordance with the laws of the State of New Jersey, except to the extent preempted by the laws of the United States.


                           ARTICLE XV
                      TOP HEAVY PROVISIONS
                      --------------------

          The provisions of this ARTICLE XV shall become

applicable only under the circumstances described hereunder.


          15.1 For purposes of this ARTICLE XV, the Plan shall be

"top heavy" if, as of the determination date (the last day of the preceding Plan Year), the present value of the cumulative account balances for Key Employees under the Plan and all other plans in the "required aggregation group" or "permissive aggregation

group," as appropriate, exceeds 60% of the present value of the cumulative account balances under all such plans for all

Employees determined as of the applicable "valuation date."  For purposes of this ARTICLE XV, (a) "required aggregation group"

means (i) each qualified plan of any Employer in which at least one Key Employee participates, and (ii) any other qualified plan of any Employer which enables a plan described in (i) to meet the requirements of Code section 401(a)(4) or 410, (b) "permissive aggregation group" means the required aggregation group of plans plus any other plan or plans of any Employer which, when

considered as a group with the required aggregation group, would continue to satisfy the requirements of Code sections 401(a)(4)

and 410, and (c) "valuation date" means the most recent Valuation

Date within a 12-month period ending on the determination date.

                                 (46)

                                                            Page 69 of 74


The present value of such account balances shall be computed in accordance with Code section 416(g), and the above percentage ratio shall be determined by a fraction, the numerator of which is the sum of the present value of the account balances of Key

Employees under the Plan and all other plans in the aggregation group, and the denominator of which is the sum of the present value of the account balances under all such plans, including the

Plan, for all Employees.  If an individual has not performed any service for the Employer at any time during the five-year period ending on a determination date, any accrued benefit of such

individual shall not be taken into account.


          15.2 The following provisions shall be applicable only

in a Plan Year with respect to which the Plan becomes top heavy as defined herein and thereafter to the extent provided herein:

               (a)  Notwithstanding ARTICLE III, the Employer

shall make a special contribution on behalf of each non-Key

Employee who has satisfied the eligibility requirements of the

Plan, whether or not a Participant in the Plan and who is in service at the end of the Plan Year, with respect to such Plan

Year in an amount which equals the lesser of (i) 3% of his

Compensation (as defined in Code section 414(s)), or, to the extent required by the Code and regulations) or (ii) the largest percentage of Compensation provided under the Plan for any Key

Employee for such Plan Year without regard to this Section 15.2.

Any such special Employer contribution shall be credited to such

Participant's Company Account.  Notwithstanding the foregoing provisions of this Section 15.2(a), if a Participant in the Plan is also a participant in any defined benefit plan of the

Employer, then for each Plan Year with respect to which the Plan is top heavy, such Participant's accrual of a minimum benefit

                                 (47)

                                                            Page 70 of 74


under such defined benefit plan in accordance with Code section

416(c)(1) shall be deemed to satisfy the special Employer

contribution requirement of this Section 15.2(a).  Employer

contributions resulting from a salary reduction election by an

Employee or matching contributions shall not be counted toward meeting the minimum required allocations under this section.

               (b)  Notwithstanding Article VIII, a Participant's

interest in his Profit Sharing Account, Company Account and Prior

Plan Account, adjusted for his share of income or losses and appreciation or depreciation therein, shall become vested in accordance with the following schedule based on the Participant's

Years of Service, if the application of such schedule would

result in the Participant having a greater vested percentage in his Profit Sharing Account, Company Account and Prior Plan

Account than he would otherwise have under the terms of Article

VIII of the Plan:



          Years of Service                   Vested Percentage
          ----------------                   -----------------

          less than 2                                   0%
          2 but less than 3                            20%
          3 but less than 4                            40%
          4 but less than 5                            60%
          5 but less than 6                            80%
          6 or more                                   100%

          The minimum allocation required (to the extent not

forfeitable under Code section 416(b)) may not be forfeited under

Code section 411(a)(3)(B) or 411(a)(3)(D).  If the Plan is no longer top-heavy in a later Plan Year, the foregoing vesting schedule shall continue to apply with respect to employees with less than three Years of Service except to the extent their

benefits have already vested by application of such schedule.

                                 (48)

                                                            Page 71 of 74


               (c)  Notwithstanding the provisions of Section

6.1, if during any Plan Year an Employee participates in both a defined contribution plan and a defined benefit plan maintained by the Company which comprise a "top heavy group," as defined in

Code section 416(g)(2)(B), the denominators of the defined

benefit plan fraction and the defined contribution plan fraction,

as described in Section 6.1(d), shall be calculated by

substituting "1.0" for "1.25" each place it appears in such

Section; provided however, that this Section 15.2(b) shall not apply with respect to a plan in the top heavy group if (i) such plan would satisfy the requirements of Code section 416(h)(2)(A)

and (ii) the aggregate accrued benefits and cumulative account balances of Key Employees under all plans in the top heavy group do not exceed 90% of the aggregate accrued benefits and

cumulative account balances under all such plans for all

Employees.

                                 (49)

                                                            Page 72 of 74


                           APPENDIX A
                     GRANDFATHER PROVISIONS
                     ----------------------


          This Appendix A shall apply to a Participant in the Prior Plan with resepct to his Prior Plan Account. Terms in this Appendix A shall have the same meanings as described in the Plan Document, unless the context otherwise clearly requires.

          Upon the retirement of a Participant on or after the date on which such Participant attains age 65 or the fifth anniversary of the date on which he commenced participation in the Plan, whichever is later, such Participant shall be entitled to have his Prior Plan Account paid in one of the following manners:

          (1) Such amounts shall be paid or applied in monthly, quarterly, semi-annual or annual installments as nearly equal as practicable, over a fixed reasonable period of time not to exceed the life expectancy of such Participant, or the joint life expectancy of the Participant and his designated Beneficiary; or

          (2)   Such amounts shall be paid in a lump sum; or

          (3) Such amounts shall be used to purchase from an insurance cmpany selected by the Committee, a nontransferable immediate or deferred annuity contract which shall provide for a fixed number of payments over a reasonable period of time not to exceed the life expectancy of such Participant or the joint life expectancy of the Participant and his designated beneficiary and which shall not require the survival of the Participant or his designated beneficiary as a condition of payment.


                                 (50)

                                                            Page 73 of 74